UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-04282

Name of Fund: Merrill Lynch Natural Resources Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Natural Resources Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 07/31/06

Date of reporting period: 08/01/05 - 07/31/06

Item 1 - Report to Stockholders

Annual Report
July 31, 2006

Merrill Lynch
Natural Resources Trust

Merrill Lynch Natural Resources Trust

Announcement to Shareholders

On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close around the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Trust's Board of Trustees and shareholders have approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. BlackRock Advisors, Inc. or its successor to become the investment adviser of the Trust upon the closing of the Transaction.

Portfolio Information as of July 31, 2006

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
EOG Resources, Inc. ..................................................    3.6%
EnCana Corp. .........................................................    3.2
Murphy Oil Corp. .....................................................    2.9
Devon Energy Corp. ...................................................    2.8
ConocoPhillips .......................................................    2.4
Talisman Energy, Inc. ................................................    2.3
Baker Hughes, Inc. ...................................................    2.1
Transocean, Inc. .....................................................    2.1
Apache Corp. .........................................................    2.0
Exxon Mobil Corp. ....................................................    2.0
--------------------------------------------------------------------------------

                                                                      Percent of
Geographic Allocation                                          Total Investments
--------------------------------------------------------------------------------
United States ........................................................   59.9%
Canada ...............................................................   23.8
France ...............................................................    2.2
Italy ................................................................    1.1
Australia ............................................................    0.9
China ................................................................    0.8
United Kingdom .......................................................    0.6
Hong Kong ............................................................    0.6
Brazil ...............................................................    0.5
South Africa .........................................................    0.4
Other* ...............................................................    9.2
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

Important Tax Information

Merrill Lynch Natural Resources Trust distributed long-term capital gains of $.329940 per share to shareholders of record on December 5, 2005.

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


2       MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006

A Letter From the President

Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager -- BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected around the end of the third quarter of 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs -- each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products -- including mutual funds, separately managed accounts, annuities and variable insurance funds -- eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.

                                          Sincerely,


                                          /s/ Robert C. Doll, Jr.

                                          Robert C. Doll, Jr.
                                          President and Chief Investment Officer
                                          Merrill Lynch Investment Managers

*     $1.047 trillion in assets under management as of June 30, 2006.

      Data, including assets under management, are as of June 30, 2006.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006          3

A Discussion With Your Fund's Portfolio Manager

      Trust returns considerably outpaced those of the broad-market S&P 500 Index for the fiscal year given significant outperformance in the first half, which more than offset modest declines in the second half.

How did the Trust perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended July 31, 2006, Merrill Lynch Natural Resources Trust's Class A, Class B, Class C and Class I Shares posted total returns of +24.77%, +23.82%, +23.84% and +25.10%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Trust's benchmark, the Standard & Poor's 500 (S&P 500) Index, returned +5.38%, and its comparable Lipper category of Natural Resources Funds had an average return of +27.74%. (Funds in this Lipper category invest their equity assets primarily in natural resources stocks.)

The Trust's outperformance of the S&P 500 Index is attributed to strong performance in the first half of the fiscal year. After January 31, 2006, the record warm winter temperatures had negative implications for our investments in exploration and production companies leveraged to North American natural gas production. In fact, many of the equities that were leading contributors to Trust results in the first half and in prior fiscal years, such as EOG Resources, Inc., accounted for negative returns in the latter half of the year. The record warm winter left natural gas storage at historically high levels and raised the risk that storage would reach full capacity prior to the start of the 2006 - 2007 winter heating season. Should this occur, natural gas producers would be forced to shut in production (that is, set a production cap lower than the available output), and natural gas prices could temporarily fall to below $6.00 per thousand cubic feet, a price not seen since 2004 and far below the record high prices following Hurricanes Katrina and Rita.

In addition to the challenges faced by our oil and gas producers, the Trust's positions in oil drillers also hindered portfolio results in the second half of the fiscal year, with companies such as Transocean, Inc., ENSCO International, Inc., Pride International, Inc. and Todco all posting share price declines despite generally strong drilling day rates and the signing of long-term contracts. We continue to believe the drillers will appreciate given the strong earnings visibility from sign contracts as we enter 2007.

The Trust's underperformance of its comparable Lipper category of Natural Resources Funds for the fiscal year is attributed primarily to the weak relative performance of production companies leveraged to natural gas following last winter's record warm temperatures.

What changes were made to the portfolio during the period?

As we saw the potential natural gas storage surplus materialize, we began to shift the portfolio's holdings into oil service and offshore drilling companies. Simultaneously, we de-emphasized oil and gas production companies, especially those leveraged to North American natural gas. We added to oil-leveraged names, including Occidental Petroleum Corp. and Mission Oil & Gas, Inc., both of which made positive contributions to returns in the latter six months of the fiscal year. We also added to our holdings of the major oil service companies, including Halliburton Co., Baker Hughes, Inc., Schlumberger Ltd. and Weatherford International Ltd. These companies, with less exposure to U.S. drilling markets, are expected to enjoy strong earnings from rising international oil spending. We also invested in the equities of deep-water drilling companies, which have seen rapidly rising prices for their drilling rigs. The valuations for these stocks seem very reasonable given their ability to sign long-term contracts for their fleets.

We continue to believe that earnings momentum will shift significantly from the oil and gas producers into oil service stocks. Barring another year of record hurricane activity and high oil and gas prices, earnings comparisons for the oil and gas producers may be difficult for the remainder of 2006. In addition, higher oil service and drilling costs most likely will have a negative effect on the oil producers' profit margins. However, given the strong long-term fundamentals for natural gas, continued geopolitical risks and the potential for increased merger-and-acquisition activity, we intend to maintain a significant exposure to oil and natural gas producers.


4       MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006

How would you characterize the Trust's position at the close of the period?

The Trust remains leveraged to the capacity-constrained energy markets, particularly to North American natural gas companies. While last winter's record warm temperatures led to lower natural gas prices, we have already seen many of our holdings begin to recover since the recent summer heat wave throughout the United States resulted in the unprecedented withdrawal of gas from storage to power electrical generators in an effort to meet air conditioning needs. Given the increasingly rapid depletion rates of new drilling fields, we believe that natural gas prices should recover during the upcoming heating season.

Overall, the Trust continues to be highly focused on energy investments, still led by oil and gas producers, but with an increasing emphasis on oil service companies and those producers more weighted to oil production. In addition, the introduction of regulations for cleaner gasoline during the past year has seen the refining industry operating at close to full capacity utilization. To capitalize on this trend, we increased our holdings of independent refiners and major integrated companies leveraged to the refining sector.

We continue to believe that oil prices should remain high as demand continues to increase amid the limits of available world production capacity. Given the lingering damage from last summer's hurricanes, periodic disruptions in Iraq and Nigerian production, and the recent pipeline corrosion issues in the Prudhoe Bay oil field in Alaska, we believe oil prices will be biased higher given that any one disruption could result in shortages.

At period-end, approximately 85% of the portfolio's net assets was invested in energy-related companies, with the remaining equity holdings in metals and mining, utilities, paper and forest products, and chemicals.

Robert M. Shearer
Vice President and Portfolio Manager

August 28, 2006


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006          5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Trust through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                    6-Month      12-Month        10-Year
As of July 31, 2006                              Total Return  Total Return   Total Return
==========================================================================================
ML Natural Resources Trust Class A Shares*           -3.87%       +24.77%       +275.04%
------------------------------------------------------------------------------------------
ML Natural Resources Trust Class B Shares*           -4.24        +23.82        +252.05
------------------------------------------------------------------------------------------
ML Natural Resources Trust Class C Shares*           -4.23        +23.84        +246.89
------------------------------------------------------------------------------------------
ML Natural Resources Trust Class I Shares*           -3.76        +25.10        +284.41
------------------------------------------------------------------------------------------
S&P 500(R) Index**                                   +0.67        + 5.38        +134.08
------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date.
** This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      S&P 500 is a registered trademark of the McGraw-Hill Companies.


6       MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Trust's Class A, Class B, Class C & Class I Shares compared to growth of an investment in the S&P 500 Index. Values are from July 1996 to July 2006:

        ML Natural Resources   ML Natural Resources   ML Natural Resources   ML Natural Resources
                   Trust +--              Trust +--              Trust +--              Trust +--    S&P 500
             Class A Shares*        Class B Shares*        Class C Shares*        Class I Shares*    Index++
7/96                 $ 9,475                $10,000                $10,000                $10,000    $10,000
7/97                 $11,148                $11,672                $11,677                $11,795    $15,214
7/98                 $ 8,122                $ 8,432                $ 8,433                $ 8,611    $18,148
7/99                 $ 9,954                $10,258                $10,261                $10,583    $21,814
7/00                 $10,925                $11,161                $11,170                $11,640    $23,772
7/01                 $12,435                $12,604                $12,613                $13,281    $20,366
7/02                 $11,709                $11,780                $11,791                $12,543    $15,554
7/03                 $13,534                $13,508                $13,515                $14,533    $17,209
7/04                 $18,565                $18,393                $18,405                $19,984    $19,476
7/05                 $28,481                $28,216                $28,012                $30,728    $22,212
7/06                 $35,535                $35,205                $34,689                $38,441    $23,408

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ The Trust invests primarily in equity securities of domestic and foreign companies with substantial natural resource assets.
++ This unmanaged Index covers the 500 industrial, utility, transportation and financial companies of the U.S. markets (mostly NYSE issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

      Past performance is not indicative of future results.

Average Annual Total Return

                                            Return Without       Return With
                                             Sales Charge       Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 7/31/06                          +24.77%            +18.22%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                        +23.37             +22.05
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                         +14.13             +13.52
--------------------------------------------------------------------------------

                                                Return             Return
                                             Without CDSC        With CDSC+++
================================================================================
Class B Shares+
================================================================================
One Year Ended 7/31/06                          +23.82%            +19.82%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                        +22.43             +22.25
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                         +13.41             +13.41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                Return             Return
                                             Without CDSC        With CDSC+++
================================================================================
Class C Shares++
================================================================================
One Year Ended 7/31/06                          +23.84%            +22.84%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                        +22.43             +22.43
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                         +13.25             +13.25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares                                                     Return
================================================================================
One Year Ended 7/31/06                                             +25.10%
--------------------------------------------------------------------------------
Five Years Ended 7/31/06                                           +23.68
--------------------------------------------------------------------------------
Ten Years Ended 7/31/06                                            +14.41
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006          7

Disclosure of Expenses

Shareholders of this Trust may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Trust expenses. The following example (which is based on a hypothetical investment of $1,000 invested on February 1, 2006 and held through July 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Trust and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Trust's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Trust and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                    Expenses Paid
                                                      Beginning                  Ending          During the Period*
                                                    Account Value            Account Value        February 1, 2006
                                                   February 1, 2006          July 31, 2006        to July 31, 2006
===================================================================================================================
Actual
===================================================================================================================
Class A                                                 $1,000                  $  961.30               $5.25
-------------------------------------------------------------------------------------------------------------------
Class B                                                 $1,000                  $  957.60               $8.98
-------------------------------------------------------------------------------------------------------------------
Class C                                                 $1,000                  $  957.70               $8.98
-------------------------------------------------------------------------------------------------------------------
Class I                                                 $1,000                  $  962.40               $4.04
===================================================================================================================
Hypothetical (5% annual return before expenses)**
===================================================================================================================
Class A                                                 $1,000                  $1,019.44               $5.41
-------------------------------------------------------------------------------------------------------------------
Class B                                                 $1,000                  $1,015.63               $9.25
-------------------------------------------------------------------------------------------------------------------
Class C                                                 $1,000                  $1,015.63               $9.25
-------------------------------------------------------------------------------------------------------------------
Class I                                                 $1,000                  $1,020.68               $4.16
-------------------------------------------------------------------------------------------------------------------

* For each class of the Trust, expenses are equal to the annualized expense ratio for the class (1.08% for Class A, 1.85% for Class B, 1.85% for Class C and .83% for Class I), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8       MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006

Schedule of Investments                                        (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held         Value
===============================================================================
Australia--0.9%
            Metals & Mining--0.9%
            Alumina Ltd.                               153,800     $    750,750
            BHP Billiton Ltd.                           60,500        1,287,451
            Newcrest Mining Ltd.                       120,000        1,761,880
                                                                   ------------
                                                                      3,800,081
            -------------------------------------------------------------------
            Total Common Stocks in Australia                          3,800,081
===============================================================================
Brazil--0.5%
            Metals & Mining--0.5%
            Companhia Vale do Rio Doce (a)              87,000        2,018,400
            -------------------------------------------------------------------
            Total Common Stocks in Brazil                             2,018,400
===============================================================================
Canada--23.9%
            Canadian Independents--18.8%
            Atlas Energy Ltd. (c)                      254,000        1,044,990
            Bear Ridge Resources Ltd. (c)               47,200          187,923
            Canadian Natural Resources Ltd.            119,700        6,364,937
            Chamaelo Exploration Ltd. (c)              286,800        1,375,321
            Clear Energy, Inc. (c)                     120,000          435,302
            Compton Petroleum Corp. (c)                262,100        3,478,434
            Crew Energy, Inc. (c)                      249,700        3,402,238
            Cyries Energy, Inc. (c)                     88,928        1,088,144
            Dual Exploration, Inc. (c)                  54,750           82,349
            DualEx Energy International, Inc. (c)       27,375           10,899
            Ember Resources, Inc. (c)                   74,288          251,077
            EnCana Corp.                               261,122       14,102,090
            Grand Petroleum, Inc. (c)                  140,000          584,649
            Husky Energy, Inc.                          53,200        3,617,741
            Kereco Energy Ltd. (c)                      74,900          828,357
            Mission Oil & Gas, Inc. (c)                304,961        4,017,580
            Nexen, Inc.                                 59,300        3,473,267
            Niko Resources Ltd.                         21,800        1,221,109
            Oilexco, Inc. (c)                           82,000          504,950
            Pan Orient Energy Corp. (c)                190,000          670,737
            Paramount Resources Ltd. (c)                75,000        2,415,395
            Petro-Canada                               126,000        5,638,646
            ProEx Energy Ltd. (c)                       92,653        1,261,606
            Real Resources, Inc. (c)                    90,100        1,793,630
            Rider Resources Ltd. (c)                   231,918        2,971,177
            Suncor Energy, Inc.                        101,300        8,178,390
            TUSK Energy Corp. (c)                      413,500        1,276,810
            TUSK Energy Corp. (c)(g)                    40,000          123,513
            Talisman Energy, Inc.                      601,800       10,238,986
            TriStar Oil & Gas Ltd. (c)                 208,000        1,361,823
            Zenas Energy Corp. (c)                     212,581          742,929
                                                                   ------------
                                                                     82,744,999
            -------------------------------------------------------------------
            Gold--1.4%
            Barrick Gold Corp.                          51,800        1,592,154
            Eldorado Gold Corp. (c)                    404,500        1,911,108
            Glamis Gold Ltd. (c)                        67,800        2,490,649
                                                                   ------------
                                                                      5,993,911
            -------------------------------------------------------------------
            Metals & Mining--2.1%
            Alcan, Inc.                                 30,200        1,381,952
            HudBay Minerals, Inc. (c)                  183,500        2,542,455
            Northern Orion Resources, Inc. (c)         211,000        1,043,566
            SXR Uranium One, Inc. (c)                  100,000          769,741
            Teck Cominco Ltd. Class B                   49,500        3,280,292
                                                                   ------------
                                                                      9,018,006
            -------------------------------------------------------------------
            Oil & Gas Drilling--0.9%
            Ensign Resource Service Group              104,600        2,296,989
            Western Lakota Energy Services, Inc.
              (c)                                      138,800        1,843,298
                                                                   ------------
                                                                      4,140,287
            -------------------------------------------------------------------
            Oil & Gas Equipment &
            Services--0.7%
            Calfrac Well Services Ltd.                  40,000          998,009
            Tesco Corp. (c)                            106,300        2,170,674
                                                                   ------------
                                                                      3,168,683
            -------------------------------------------------------------------
            Total Common Stocks in Canada                           105,065,886
===============================================================================
China--0.8%
            Metals & Mining--0.8%
            Aluminum Corp. of China Ltd. (a)            54,200        3,647,118
            -------------------------------------------------------------------
            Total Common Stocks in China                              3,647,118
===============================================================================
France--2.2%
            Chemicals--0.0%
            Arkema (a)(c)                                2,270           87,890
            -------------------------------------------------------------------
            Integrated Oil & Gas--1.4%
            Total SA (a)                                90,800        6,195,284
            -------------------------------------------------------------------
            Oil & Gas Equipment &
            Services--0.8%
            Technip SA (a)                              64,975        3,510,599
            -------------------------------------------------------------------
            Total Common Stocks in France                             9,793,773
===============================================================================
Hong Kong--0.6%
            Oil & Gas Exploration &
            Production--0.6%
            CNOOC Ltd. (a)                              31,400        2,696,004
            -------------------------------------------------------------------
            Total Common Stocks in Hong Kong                          2,696,004
===============================================================================
Italy--1.1%
            Integrated Oil & Gas--0.2%
            ENI SpA (a)                                 19,250        1,181,565
            -------------------------------------------------------------------
            Oil & Gas Drilling--0.9%
            Saipem SpA                                 164,500        3,788,322
            -------------------------------------------------------------------
            Total Common Stocks in Italy                              4,969,887
===============================================================================
South Africa--0.4%
            Paper--0.4%
            Sappi Ltd. (a)                             128,500        1,807,995
            -------------------------------------------------------------------
            Total Common Stocks in South Africa                       1,807,995
===============================================================================
United Kingdom--0.7%
            Integrated Oil & Gas--0.3%
            BP Plc (a)                                  18,600        1,348,872
            -------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--0.4%
            Acergy SA (a)(c)                            85,000        1,459,450
            -------------------------------------------------------------------
            Total Common Stocks
            in the United Kingdom                                     2,808,322
===============================================================================


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006          9

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held         Value
===============================================================================
United States--60.3%
            Chemicals--0.5%
            E.I. du Pont de Nemours & Co.               33,400     $  1,324,644
            Praxair, Inc.                               18,000          987,120
            Tronox, Inc. Class B                         2,478           32,586
                                                                   ------------
                                                                      2,344,350
            -------------------------------------------------------------------
            Energy Equipment &
            Services--3.9%
            Cameron International Corp. (c)             75,100        3,785,791
            Dresser-Rand Group, Inc. (c)               163,800        3,729,726
            Dril-Quip, Inc. (c)                         28,000        2,365,720
            Hanover Compressor Co. (c)                   1,605           30,495
            National Oilwell Varco, Inc. (c)           109,433        7,336,388
                                                                   ------------
                                                                     17,248,120
            -------------------------------------------------------------------
            Integrated Oil & Gas--11.3%
            Alon USA Energy, Inc.                       30,200        1,157,566
            Chevron Corp.                              113,091        7,439,125
            ConocoPhillips                             152,675       10,479,612
            Exxon Mobil Corp.                          129,328        8,760,678
            Marathon Oil Corp.                          71,200        6,453,568
            Murphy Oil Corp.                           247,400       12,731,204
            Williams Cos., Inc.                        100,500        2,437,125
                                                                   ------------
                                                                     49,458,878
            -------------------------------------------------------------------
            Metals & Mining--3.4%
            Alcoa, Inc.                                 22,900          685,855
            Arch Coal, Inc.                             36,000        1,365,840
            Consol Energy, Inc.                         68,200        2,807,112
            James River Coal Co. (c)                    21,800          473,932
            Newmont Mining Corp.                         9,100          466,193
            Peabody Energy Corp.                       139,200        6,946,080
            Southern Copper Corp.                       22,900        2,209,850
                                                                   ------------
                                                                     14,954,862
            -------------------------------------------------------------------
            Oil & Gas Drilling--10.7%
            Diamond Offshore Drilling, Inc.             21,800        1,720,674
            ENSCO International, Inc.                  107,300        4,959,406
            GlobalSantaFe Corp.                        145,022        7,966,058
            Helmerich & Payne, Inc.                     95,200        2,635,136
            Hercules Offshore, Inc. (c)                115,000        4,110,100
            Nabors Industries Ltd. (c)                  56,600        1,999,112
            Noble Corp. (e)                             70,900        5,087,075
            Pride International, Inc. (c)               70,700        2,111,809
            Rowan Cos., Inc.                            50,000        1,693,500
            Todco Class A (c)                          123,000        4,687,530
            Transocean, Inc. (c)(e)                    117,100        9,043,633
            Union Drilling, Inc. (c)                    50,000          753,000
                                                                   ------------
                                                                     46,767,033
            -------------------------------------------------------------------
            Oil & Gas Equipment &
            Services--11.6%
            BJ Services Co.                            201,600        7,312,032
            Baker Hughes, Inc.                         113,400        9,066,330
            FMC Technologies, Inc. (c)                  94,300        5,942,786
            Grant Prideco, Inc. (c)                     34,000        1,547,340
            Halliburton Co.                            145,400        4,850,544
            Lone Star Technologies, Inc. (c)            24,600        1,158,660
            Oil States International, Inc. (c)          95,800        3,080,928
            Schlumberger Ltd.                           75,800        5,067,230
            Smith International, Inc.                   97,400        4,341,118
            Superior Well Services, Inc. (c)            10,300          257,191
            Weatherford International Ltd. (c)         174,726        8,184,165
                                                                   ------------
                                                                     50,808,324
            -------------------------------------------------------------------
            Oil & Gas Exploration &
            Production--13.3%
            Apache Corp.                               126,760        8,932,777
            Bill Barrett Corp. (c)                      10,600          327,752
            Cabot Oil & Gas Corp. Class A               44,100        2,326,275
            CanArgo Energy Corp. (c)                   235,500          176,625
            Carrizo Oil & Gas, Inc. (c)                 59,100        1,749,951
            Cimarex Energy Co.                          21,094          861,268
            Devon Energy Corp.                         186,898       12,081,087
            EOG Resources, Inc.                        210,900       15,638,235
            Forest Oil Corp. (c)                        45,800        1,534,758
            Kerr-McGee Corp.                            24,586        1,725,937
            Newfield Exploration Co. (c)                69,000        3,200,220
            Noble Energy, Inc.                          63,800        3,228,918
            Pioneer Natural Resources Co.               22,900        1,038,515
            Range Resources Corp.                      156,900        4,410,459
            Southwestern Energy Co. (c)                 31,000        1,066,400
                                                                   ------------
                                                                     58,299,177
            -------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--1.7%
            Complete Production Services, Inc.
              (c)                                       62,100        1,279,260
            Mariner Energy, Inc. (c)                    37,065          667,541
            Occidental Petroleum Corp.                  52,300        5,635,325
                                                                   ------------
                                                                      7,582,126
            -------------------------------------------------------------------
            Refining, Marketing &
            Transportation--2.9%
            Sunoco, Inc.                                25,400        1,766,316
            Valero Energy Corp.                        121,000        8,159,030
            Western Refining, Inc.                     114,100        2,623,159
                                                                   ------------
                                                                     12,548,505
            -------------------------------------------------------------------


10      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006

Schedule of Investments (concluded)                            (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held         Value
===============================================================================
United States (concluded)
            Transportation--0.2%
            PHI, Inc. (c)                               34,200     $  1,079,352
            -------------------------------------------------------------------
            Utilities--0.8%
            Equitable Resources, Inc.                  102,000        3,673,020
            -------------------------------------------------------------------
            Total Common Stocks in the
            United States                                           264,763,747
            -------------------------------------------------------------------
            Total Common Stocks
            (Cost--$186,203,106)--91.4%                             401,371,213
            -------------------------------------------------------------------

                           Short-Term               Beneficial
                           Securities                 Interest
===============================================================================
            Merrill Lynch Liquidity Series, LLC
              Cash Sweep Series I, 5.07% (b)(d)    $38,042,890       38,042,890
            -------------------------------------------------------------------
            Merrill Lynch Liquidity Series, LLC
              Money Market Series, 5.33%
              (b)(d)(f)                              2,597,400        2,597,400
            -------------------------------------------------------------------
            Total Short-Term Securities
            (Cost--$40,640,290)--9.3%                                40,640,290
===============================================================================
            Total Investments (Cost--$226,843,396*)--100.7%         442,011,503

            Liabilities in Excess of Other Assets--(0.7%)            (2,973,492)
                                                                   ------------
            Net Assets--100.0%                                     $439,038,011
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of July 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...................................          $ 226,946,280
                                                                  =============
      Gross unrealized appreciation ....................          $ 216,477,842
      Gross unrealized depreciation ....................             (1,412,619)
                                                                  -------------
      Net unrealized appreciation ......................          $ 215,065,223
                                                                  =============

(a)   Depositary receipts.
(b) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                         Net           Interest
      Affiliate                                       Activity          Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                         $19,791,044       $1,385,728
      Merrill Lynch Liquidity Series, LLC
        Money Market Series                         $(9,848,900)      $   15,005
      --------------------------------------------------------------------------

(c)   Non-income producing security.
(d)   Represents the current yield as of July 31, 2006.
(e)   Security, or a portion of security, is on loan.
(f)   Security was purchased with the cash proceeds from securities loans.
(g) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
o For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets. These industry and geographic classifications are unaudited.

      See Notes to Financial Statements.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006         11

Statement of Assets and Liabilities

As of July 31, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (including securities
             loaned of $2,571,759) (identified cost--$186,203,106) .........................                          $ 401,371,213
            Investments in affiliated securities, at value (identified cost--$40,640,290) ..                             40,640,290
            Cash ...........................................................................                                 77,542
            Receivables:
               Beneficial interest sold ....................................................      $     651,883
               Dividends ...................................................................            186,272
               Securities lending ..........................................................              1,297             839,452
                                                                                                  -------------
            Prepaid expenses and other assets ..............................................                                 15,578
                                                                                                                      -------------
            Total assets ...................................................................                            442,944,075
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Collateral on securities loaned, at value ......................................                              2,597,400
            Payables:
               Beneficial interest redeemed ................................................            800,837
               Investment adviser ..........................................................            217,931
               Distributor .................................................................            171,702
               Other affiliates ............................................................             37,036           1,227,506
                                                                                                  -------------
            Accrued expenses ...............................................................                                 81,158
                                                                                                                      -------------
            Total liabilities ..............................................................                              3,906,064
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets .....................................................................                          $ 439,038,011
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
            Class A Shares of beneficial interest, $.10 par value, unlimited number
             of shares authorized ..........................................................                          $     380,004
            Class B Shares of beneficial interest, $.10 par value, unlimited number
             of shares authorized ..........................................................                                110,900
            Class C Shares of beneficial interest, $.10 par value, unlimited number
             of shares authorized ..........................................................                                187,903
            Class I Shares of beneficial interest, $.10 par value, unlimited number
             of shares authorized ..........................................................                                135,052
            Paid-in capital in excess of par ...............................................                            209,155,585
            Undistributed realized capital gains--net ......................................      $  13,899,908
            Unrealized appreciation--net ...................................................        215,168,659
                                                                                                  -------------
            Total accumulated earnings--net ................................................                            229,068,567
                                                                                                                      -------------
            Net Assets .....................................................................                          $ 439,038,011
                                                                                                                      =============
===================================================================================================================================
Net Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
            Class A--Based on net assets of $208,788,621 and 3,800,039 shares of
             beneficial interest outstanding ...............................................                          $       54.94
                                                                                                                      =============
            Class B--Based on net assets of $57,925,543 and 1,109,003 shares of
             beneficial interest outstanding ...............................................                          $       52.23
                                                                                                                      =============
            Class C--Based on net assets of $96,894,880 and 1,879,026 shares of
             beneficial interest outstanding ...............................................                          $       51.57
                                                                                                                      =============
            Class I--Based on net assets of $75,428,967 and 1,350,516 shares of
             beneficial interest outstanding ...............................................                          $       55.85
                                                                                                                      =============

      See Notes to Financial Statements.


12      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006

Statement of Operations

For the Year Ended July 31, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Dividends (net of $125,733 foreign withholding tax) ............................                          $   3,027,251
            Interest from affiliates .......................................................                              1,385,728
            Securities lending--net ........................................................                                 15,005
                                                                                                                      -------------
            Total income ...................................................................                              4,427,984
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Investment advisory fees .......................................................      $   2,354,783
            Account maintenance and distribution fees--Class C .............................            829,809
            Account maintenance and distribution fees--Class B .............................            585,136
            Account maintenance fees--Class A ..............................................            455,202
            Transfer agent fees--Class A ...................................................            178,724
            Accounting services ............................................................            169,071
            Transfer agent fees--Class C ...................................................             95,889
            Registration fees ..............................................................             79,590
            Transfer agent fees--Class I ...................................................             67,581
            Transfer agent fees--Class B ...................................................             66,160
            Professional fees ..............................................................             56,646
            Printing and shareholder reports ...............................................             52,037
            Trustees' fees and expenses ....................................................             50,778
            Custodian fees .................................................................             50,575
            Pricing fees ...................................................................              5,145
            Other ..........................................................................             29,221
                                                                                                  -------------
            Total expenses .................................................................                              5,126,347
                                                                                                                      -------------
            Investment loss--net ...........................................................                               (698,363)
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
               Investments--net ............................................................         17,225,748
               Foreign currency transactions--net ..........................................             57,592          17,283,340
                                                                                                  -------------
            Change in unrealized appreciation on:
               Investments--net ............................................................         59,982,657
               Foreign currency transactions--net ..........................................            (82,123)         59,900,534
                                                                                                  ---------------------------------
            Total realized and unrealized gain .............................................                             77,183,874
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ...........................                          $  76,485,511
                                                                                                                      =============

      See Notes to Financial Statements.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006         13

Statements of Changes in Net Assets

                                                                                                     For the Year Ended July 31,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                    2006                 2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment loss--net ...........................................................      $    (698,363)      $    (966,508)
            Realized gain--net .............................................................         17,283,340           7,834,309
            Change in unrealized appreciation--net .........................................         59,900,534          90,243,170
                                                                                                  ---------------------------------
            Net increase in net assets resulting from operations ...........................         76,485,511          97,110,971
                                                                                                  ---------------------------------
===================================================================================================================================
Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain--net:
               Class A .....................................................................         (1,128,384)                 --
               Class B .....................................................................           (386,717)                 --
               Class C .....................................................................           (529,184)                 --
               Class I .....................................................................           (415,609)                 --
                                                                                                  ---------------------------------
            Net decrease in net assets resulting from distributions to shareholders ........         (2,459,894)                 --
                                                                                                  ---------------------------------
===================================================================================================================================
Beneficial Interest Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Net increase in net assets derived from beneficial interest transactions .......         67,397,447          23,287,190
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total increase in net assets ...................................................        141,423,064         120,398,161
            Beginning of year ..............................................................        297,614,947         177,216,786
                                                                                                  ---------------------------------
            End of year* ...................................................................      $ 439,038,011       $ 297,614,947
                                                                                                  =================================
               * Accumulated investment loss--net ..........................................                 --       $     (79,289)
                                                                                                  =================================

      See Notes to Financial Statements.


14      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006

Financial Highlights

                                                                           Class A
The following per share data                ------------------------------------------------------------------
and ratios have been derived                                    For the Year Ended July 31,
from information provided in                ------------------------------------------------------------------
the financial statements.                     2006           2005           2004          2003          2002
==============================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......  $  44.32       $  28.89       $  21.06      $  18.22      $  19.35
                                            ------------------------------------------------------------------
Investment income (loss)--net** ..........       .03           (.07)          (.06)         (.03)         (.03)
Realized and unrealized gain (loss)--net .     10.92          15.50           7.89          2.87         (1.10)
                                            ------------------------------------------------------------------
Total from investment operations .........     10.95          15.43           7.83          2.84         (1.13)
                                            ------------------------------------------------------------------
Less distributions from realized gain--net      (.33)            --             --            --            --
                                            ------------------------------------------------------------------
Net asset value, end of year .............  $  54.94       $  44.32       $  28.89      $  21.06      $  18.22
                                            ==================================================================
==============================================================================================================
Total Investment Return*
--------------------------------------------------------------------------------------------------------------
Based on net asset value per share .......     24.77%         53.41%         37.18%        15.59%        (5.84%)
                                            ==================================================================
==============================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------
Expenses .................................      1.07%          1.16%          1.25%         1.38%         1.45%
                                            ==================================================================
Investment income (loss)--net ............       .05%          (.20%)         (.23%)        (.17%)        (.14%)
                                            ==================================================================
==============================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ...  $208,789       $136,740       $ 77,035      $ 56,094      $ 52,946
                                            ==================================================================
Portfolio turnover .......................     10.39%         11.14%         10.96%        18.26%        49.77%
                                            ==================================================================

                                                                        Class B
The following per share data                ----------------------------------------------------------------
and ratios have been derived                                   For the Year Ended July 31,
from information provided in                ----------------------------------------------------------------
the financial statements.                     2006          2005          2004          2003          2002
============================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......  $  42.47      $  27.90      $  20.49      $  17.87      $  19.12
                                            ----------------------------------------------------------------
Investment income (loss)--net** ..........      (.35)         (.32)         (.25)         (.18)         (.17)
Realized and unrealized gain (loss)--net .     10.44         14.89          7.66          2.80         (1.08)
                                            ----------------------------------------------------------------
Total from investment operations .........     10.09         14.57          7.41          2.62         (1.25)
                                            ----------------------------------------------------------------
Less distributions from realized gain--net      (.33)           --            --            --            --
                                            ----------------------------------------------------------------
Net asset value, end of year .............  $  52.23      $  42.47      $  27.90      $  20.49      $  17.87
                                            ================================================================
============================================================================================================
Total Investment Return*
------------------------------------------------------------------------------------------------------------
Based on net asset value per share .......     23.82%        52.22%        36.16%        14.66%        (6.54%)
                                            ================================================================
============================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------
Expenses .................................      1.84%         1.93%         2.02%         2.16%         2.23%
                                            ================================================================
Investment income (loss)--net ............      (.71%)        (.97%)       (1.00%)        (.96%)        (.91%)
                                            ================================================================
============================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ...  $ 57,926      $ 52,595      $ 35,399      $ 23,829      $ 24,468
                                            ================================================================
Portfolio turnover .......................     10.39%        11.14%        10.96%        18.26%        49.77%
                                            ================================================================

*     Total investment returns exclude the effect of sales charges.
**    Based on average shares outstanding.

      See Notes to Financial Statements.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006         15

Financial Highlights (concluded)

                                                                         Class C
The following per share data                ----------------------------------------------------------------
and ratios have been derived                                   For the Year Ended July 31,
from information provided in                ----------------------------------------------------------------
the financial statements.                     2006          2005          2004          2003          2002
============================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......  $  41.93      $  27.55      $  20.23      $  17.65      $  18.88
                                            ----------------------------------------------------------------
Investment income (loss)--net** ..........      (.35)         (.32)         (.25)         (.18)         (.17)
Realized and unrealized gain (loss)--net .     10.32         14.70          7.57          2.76         (1.06)
                                            ----------------------------------------------------------------
Total from investment operations .........      9.97         14.38          7.32          2.58         (1.23)
                                            ----------------------------------------------------------------
Less distributions from realized gain--net      (.33)           --            --            --            --
                                            ----------------------------------------------------------------
Net asset value, end of year .............  $  51.57      $  41.93      $  27.55      $  20.23      $  17.65
                                            ================================================================
============================================================================================================
Total Investment Return*
------------------------------------------------------------------------------------------------------------
Based on net asset value per share .......     23.84%        52.20%        36.18%        14.62%        (6.51%)
                                            ================================================================
============================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------
Expenses .................................      1.84%         1.93%         2.02%         2.16%         2.24%
                                            ================================================================
Investment income (loss)--net ............      (.71%)        (.97%)       (1.01%)        (.96%)        (.93%)
                                            ================================================================
============================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ...  $ 96,895      $ 56,131      $ 29,695      $ 11,789      $  8,129
                                            ================================================================
Portfolio turnover .......................     10.39%        11.14%        10.96%        18.26%        49.77%
                                            ================================================================

                                                                       Class I
The following per share data                -------------------------------------------------------------
and ratios have been derived                                 For the Year Ended July 31,
from information provided in                -------------------------------------------------------------
the financial statements.                     2006          2005         2004         2003         2002
=========================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .......  $  44.93      $  29.22     $  21.25     $  18.34     $  19.42
                                            -------------------------------------------------------------
Investment income (loss)--net** ..........       .16           .02           --+         .01          .02
Realized and unrealized gain (loss)--net .     11.09         15.69         7.97         2.90        (1.10)
                                            -------------------------------------------------------------
Total from investment operations .........     11.25         15.71         7.97         2.91        (1.08)
                                            -------------------------------------------------------------
Less distributions from realized gain--net      (.33)           --           --           --           --
                                            -------------------------------------------------------------
Net asset value, end of year .............  $  55.85      $  44.93     $  29.22     $  21.25     $  18.34
                                            =============================================================
=========================================================================================================
Total Investment Return*
---------------------------------------------------------------------------------------------------------
Based on net asset value per share .......     25.10%        53.76%       37.51%       15.87%       (5.56%)
                                            =============================================================
=========================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------
Expenses .................................       .82%          .91%        1.00%        1.12%        1.20%
                                            =============================================================
Investment income (loss)--net ............       .31%          .05%         .02%         .07%         .12%
                                            =============================================================
=========================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ...  $ 75,429      $ 52,148     $ 35,088     $ 23,981     $ 18,405
                                            =============================================================
Portfolio turnover .......................     10.39%        11.14%       10.96%       18.26%       49.77%
                                            =============================================================

* Total investment returns exclude the effect of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
**    Based on average shares outstanding.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.


16      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

Merrill Lynch Natural Resources Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Trust offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Equity securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006         17

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Trust may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Trust may purchase and write covered call options and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or greater than the premiums paid or received).

      Written and purchased options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Trust invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Trust will adopt FIN 48 during the fiscal 2008 year and the impact on the Trust's financial statements, if any, is currently being assessed.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend dates. Interest income is recognized on the accrual basis.

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends and distributions paid by the Trust are recorded on the ex-dividend dates.

(i) Securities lending -- The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and


18      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006
retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $777,652 has been reclassified between undistributed net realized capital gains and accumulated net investment loss as a result of permanent differences attributable to net operating losses, gains from the sale of stock of passive foreign investment companies, and foreign currency transactions. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner of MLIM. The Trust has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee of .60%, on an annual basis, of the average daily value of the Trust's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Trust. There was no increase in the aggregate fees paid by the Trust for these services.

Pursuant to the Distribution Plans adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class A ........................................        .25%             --
Class B ........................................        .25%            .75%
Class C ........................................        .25%            .75%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2006, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                          FAMD           MLPF&S
--------------------------------------------------------------------------------
Class A ..............................................  $30,737         $400,197
Class I ..............................................  $   174         $  2,666
--------------------------------------------------------------------------------

For the year ended July 31, 2006, MLPF&S received contingent deferred sales charges of $98,839 and $42,632 relating to transactions in Class B and Class C Shares, respectively.

Furthermore, MLPF&S received contingent deferred sales charges of $68 relating to transactions subject to front-end sales charge waivers in Class A Shares.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM. For the year ended July 31, 2006, MLIM, LLC received $6,440 in securities lending agent fees.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006         19

In addition, MLPF&S received $4,608 in commissions on the execution of portfolio security transactions for the Trust for the year ended July 31, 2006.

For the year ended July 31, 2006, the Trust reimbursed MLIM $8,220 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close around the end of the third quarter of 2006.

On August 31, 2006, shareholders of the Trust approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., a subsidiary of BlackRock, Inc., as well as a contingent sub-advisory agreement with BlackRock Advisors, Inc. The new advisory agreement will become effective upon the closing of the BlackRock transaction described above and the investment advisory fee will be unchanged.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2006 were $82,372,449 and $37,547,814, respectively.

4. Beneficial Interest Transactions:

Net increase in net assets derived from beneficial interest transactions was $67,397,447 and $23,287,190 for the year ended July 31, 2006 and the year ended July 31, 2005, respectively.

Transactions in shares of beneficial interest for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,528,514       $ 78,148,165
Automatic conversion of shares ...........            91,386          4,530,597
Shares issued to shareholders in
  reinvestment of distributions ..........            17,894            907,754
                                                -------------------------------
Total issued .............................         1,637,794         83,586,516
Shares redeemed ..........................          (923,188)       (46,739,124)
                                                -------------------------------
Net increase .............................           714,606       $ 36,847,392
                                                ===============================

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           925,625       $ 33,818,955
Automatic conversion of shares ...........            82,089          2,927,622
                                                -------------------------------
Total issued .............................         1,007,714         36,746,577
Shares redeemed ..........................          (588,367)       (20,666,239)
                                                -------------------------------
Net increase .............................           419,347       $ 16,080,338
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           379,178       $ 18,366,346
Shares issued to shareholders in
  reinvestment of distributions ..........             6,962            337,481
                                                -------------------------------
Total issued .............................           386,140         18,703,827
                                                -------------------------------
Shares redeemed ..........................          (419,900)       (20,018,647)
Automatic conversion of shares ...........           (95,720)        (4,530,597)
                                                -------------------------------
Total redeemed ...........................          (515,620)       (24,549,244)
                                                -------------------------------
Net decrease .............................          (129,480)      $ (5,845,417)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           448,297       $ 15,295,260
                                                -------------------------------
Shares redeemed ..........................          (393,176)       (13,224,923)
Automatic conversion of shares ...........           (85,373)        (2,927,622)
                                                -------------------------------
Total redeemed ...........................          (478,549)       (16,152,545)
                                                -------------------------------
Net decrease .............................           (30,252)      $   (857,285)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,006,111       $ 48,795,773
Shares issued to shareholders in
  reinvestment of distributions ..........            10,006            478,791
                                                -------------------------------
Total issued .............................         1,016,117         49,274,564
Shares redeemed ..........................          (475,718)       (22,936,185)
                                                -------------------------------
Net increase .............................           540,399       $ 26,338,379
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           675,082       $ 23,177,778
Shares redeemed ..........................          (414,335)       (14,289,502)
                                                -------------------------------
Net increase .............................           260,747       $  8,888,276
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2006                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           652,585       $ 34,313,325
Shares issued to shareholders in
  reinvestment of distributions ..........             7,457            383,896
                                                -------------------------------
Total issued .............................           660,042         34,697,221
Shares redeemed ..........................          (470,102)       (24,640,128)
                                                -------------------------------
Net increase .............................           189,940       $ 10,057,093
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended July 31, 2005                                 Shares             Amount
-------------------------------------------------------------------------------
Shares sold ..............................           367,722       $ 13,764,449
Shares redeemed ..........................          (407,861)       (14,588,588)
                                                -------------------------------
Net decrease .............................           (40,139)      $   (824,139)
                                                ===============================


20      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006

Notes to Financial Statements (concluded)

5. Short-Term Borrowings:

The Trust, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Trust's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Trust did not borrow under the credit agreement during the year ended July 31, 2006.

6. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended July 31, 2006 and July 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                       7/31/2006       7/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Net long-term capital gains ......................  $2,459,894      $       --
                                                      --------------------------
Total taxable distributions ........................  $2,459,894      $       --
                                                      ==========================

As of July 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income -- net ......................        $    340,662
Undistributed long-term capital gains -- net ..............          13,662,130
                                                                   ------------
Total undistributed earnings -- net .......................          14,002,792
Capital loss carryforward .................................                  --
Unrealized gains -- net ...................................         215,065,775*
                                                                   ------------
Total accumulated earnings -- net .........................        $229,068,567
                                                                   ============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Merrill Lynch Natural Resources
Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Natural Resources Trust as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Natural Resources Trust as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 20, 2006


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006         21

Disclosure of Investment Advisory Agreement

Activities and Composition of the Board of Trustees

All but one member of the Board of Trustees is an independent trustee whose only association with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Trust and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised of independent trustees. All independent trustees also are members of the Board's Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.

Investment Advisory Agreement -- Matters Considered by the Board

Every year, the Board considers approval of the Trust's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Trust between the Investment Adviser and Merrill Lynch Asset Management U.K. Limited, an affiliate. The Board assesses the nature, scope and quality of the services provided to the Trust by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Trust by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's investment objective, policies and restrictions, and its compliance with its Code of Ethics and compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Board of Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Trust as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Trust; (c) a discussion by the Trust's portfolio management team regarding investment strategies used by the Trust during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Trust; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as retail funds, under similar investment mandates. Since the sub-advisory services are provided by an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the


22      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006
distribution of Trust shares, services related to the valuation and pricing of Trust portfolio holdings, allocation of Trust brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser, the sub-adviser and their affiliates from their relationship with the Trust. The Board did not identify any particular information as controlling, and each member of the Board may have attributed different weights to the various items considered.

Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's Investment Advisory Agreement and sub-advisory agreement in March 2006, the independent trustees' and Board's review included the following:

Services Provided by the Investment Adviser -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser and the sub-adviser, including the investment advisory services and the resulting performance of the Trust. The Board focused primarily on the Investment Adviser's investment advisory services and the Trust's investment performance. The Board compared Trust performance -- both including and excluding the effects of the Trust's fees and expenses -- to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. For the periods ended November 30, 2005, the Trust's performance after fees and expenses ranked in the second quintile of a comparable group of funds for each of the one-, three- and five-year periods. Considering these factors, the Board concluded that the Trust's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process -- The Board reviewed the Trust's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Trust's portfolio manager. The Board also considered the experience of the Trust's portfolio manager and noted that Mr. Shearer has more than 10 years of experience in portfolio management. The Board considered that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Trust. The Board concluded that the Trust benefits from that experience.

Management Fees and Other Expenses -- The Board reviews the Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. It also compares the Trust's total expenses to those of other comparable funds. The Board noted that the Investment Adviser had advised the Board that it had no other comparable accounts with similar investment mandates. The Board noted that the Trust's actual and contractual management fees and actual total expenses including investment-related expenses were lower than the medians of fees and expenses of comparable funds as classified by Lipper. The Board concluded that the Trust's management fee rate and overall expense ratio are acceptable compared to those of other comparable funds.

Profitability -- The Board considers the cost of the services provided to the Trust by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Trust and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Trust and concluded that there was a reasonable basis for the allocation. The Board believes that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006         23

Disclosure of Investment Advisory Agreement (concluded)

Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Trust to participate in these economies of scale. While the Board concluded that it did not believe that the Trust's assets have reached a level where such economies are effectively available, the Board noted that it will continue to monitor information relating to economies of scale.

Conclusion

After the independent Trustees deliberated in executive session, the entire Board, including all of the independent Trustees, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Trust's Board of Trustees considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). The New Investment Advisory Agreement has been approved by the Fund's shareholders and is expected to become effective upon the closing of the Transaction in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent trustees, approved the New Investment Advisory Agreement at a meeting held on May 8, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 8, 2006 meeting. In addition, the independent trustees consulted with their counsel and Trust counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the trustees' deliberations.

At the Board meetings, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the trustees about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Trust and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;


24      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006

o that the Trust should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Trust as an investment product;

o that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Trust as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

o that the Trust will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Trust shareholders.

The trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Trust shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Trust's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that in March 2006, the Board performed a full annual review of the investment advisory agreement currently in effect for the Trust (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Trust; and that the advisory and/or management fees paid by the Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch agreed to pay all expenses of the Trust in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Trust would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006         25
services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Trust; (b) Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Trust's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Trust as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of the Trust's portfolio holdings, allocation of brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Trust.

In their deliberations, the trustees considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. The trustees, including a majority of the independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Trust, and that the New Investment Advisory Agreement should be approved and recommended to Trust shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's investment advisory services and the Trust's investment performance, but also considered certain areas in which both the Investment Adviser and the Trust receive services as part of the Merrill Lynch complex. The Board compared the Trust's performance -- both including and excluding the effects of the Trust's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Trust.

The trustees were given information with respect to the potential benefits to the Trust and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.


26      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Trust under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The trustees noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the trustees concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Trust under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Trust's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Trust's total expenses to those of other comparable funds. The information showed that the Trust had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Trust. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Trust, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The trustees noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Trust.

The trustees discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Trust. The trustees noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in the Trust's fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Trust to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Trust appropriately participated in these economies of scale.

In reviewing the Transaction, the trustees considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the trustees determined that as a result of the Transaction, the Trust's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The trustees noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the trustees had determined that the total fees for advisory and administrative services for the Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the trustees had received, among other things, a report from Lipper comparing the Trust's fees, expenses and performance to those of a peer group selected


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006         27

Disclosure of New Investment Advisory Agreement (concluded)

by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. The trustees concluded that, because the rates for advisory fees for the Trust would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the trustees considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Trust's portfolio transaction brokerage commissions. The trustees also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Trust following the Transaction. The trustees noted that any benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The trustees considered investment performance for the Trust. The trustees compared the Trust's performance -- both including and excluding the effects of the Trust's fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Trust performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The trustees believed the Trust's performance was satisfactory. Also, the trustees took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Trust.

Conclusion -- After the independent trustees of the Trust deliberated in executive session, the entire Board, including the independent trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Subadvisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Trustees discussed and approved the New Investment Advisory Agreement, the Board, including the independent trustees, also considered a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Trust operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Trust and its shareholders that the BlackRock Subadviser assist in managing the operations of the Trust during the interim period until the closing of the Transaction. The Contingent Subadvisory Agreement would take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, is contingent on further Board approval. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in the Trust's expenses as a result of the Contingent Subadvisory Agreement.

In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement


28      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006
and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Trust operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Trust's operations and administration and the BlackRock Subadviser would provide advisory services to the Trust under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Trust would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Trust to the Investment Adviser.

After the independent trustees deliberated in executive session, the entire Board, including the independent trustees, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.

Proxy Results

During the six-month period ended July 31, 2006, Merrill Lynch Natural Resources Trust's shareholders voted on the following proposals. With respect to Proposals 1, 3 and 5, the meeting on July 31, 2006 was adjourned until August 31, 2006. A description of the proposals and number of shares voted were as follows:

-------------------------------------------------------------------------------------------------
                                                      Shares Voted   Shares Voted    Shares Voted
                                                           For          Against         Abstain
-------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement.      2,833,439        87,458         100,575
-------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement.       2,829,193        91,623         100,655
-------------------------------------------------------------------------------------------------
5. To approve a change in Fundamental
   Investment Restriction.                              2,777,389       137,545         106,537
-------------------------------------------------------------------------------------------------


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006         29

Officers and Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   131 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President and Chief Investment Officer of MLIM and    178 Portfolios
            08543-9011     Trustee               FAM since 2001; Co-Head (Americas Region) thereof
            Age: 51                              from 2000 to 2001 and Senior Vice President from
                                                 1999 to 2001; President and Director of Princeton
                                                 Services, Inc. ("Princeton Services") since 2001;
                                                 President of Princeton Administrators, L.P.
                                                 ("Princeton Administrators") since 2001; Chief
                                                 Investment Officer of OppenheimerFunds, Inc. in 1999
                                                 and Executive Vice President thereof from 1991 to
                                                 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  MLIM or FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Trustees
                  serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Trustees.
====================================================================================================================================
Independent Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Donald W.   P.O. Box 9095  Trustee      2002 to  General Partner of The Burton Partnership, Limited    23 Funds        Knology, Inc.
Burton      Princeton, NJ               present  Partnership (an investment partnership) since 1979;   42 Portfolios   (telecommuni-
            08543-9095                           Managing General Partner of The South Atlantic                        cations) and
            Age: 62                              Venture Funds since 1983; Member of the Investment                    Symbion, Inc.
                                                 Advisory Council of the Florida State Board of                        (health care)
                                                 Administration since 2001.
------------------------------------------------------------------------------------------------------------------------------------
John        P.O. Box 9095  Trustee      2005 to  President and Chief Executive Officer of Allmerica    23 Funds        Cabot Corpor-
Francis     Princeton, NJ               present  Financial Corporation (financial services holding     42 Portfolios   ation (chem-
O'Brien     08543-9095                           company) from 1995 to 2002 and Director from 1995 to                  icals), LKQ
            Age: 63                              2003; President of Allmerica Investment Management                    Corporation
                                                 Co., Inc. (investment adviser) from 1989 to 2002,                     (auto parts
                                                 Director from 1989 to 2002 and Chairman of the Board                  manufactur-
                                                 from 1989 to 1990; President, Chief Executive                         ing) and TJX
                                                 Officer and Director of First Allmerica Financial                     Companies,
                                                 Life Insurance Company from 1989 to 2002 and                          Inc.
                                                 Director of various other Allmerica Financial                         (retailer)
                                                 companies until 2002; Director from 1989 to 2006,
                                                 Member of the Governance Nominating Committee from
                                                 2004 to 2006, Member of the Compensation Committee
                                                 from 1989 to 2006, and Member of the Audit Committee
                                                 from 1990 to 2004 of ABIOMED; Director, Member of
                                                 the Governance and Nomination Committee and Member
                                                 of the Audit Committee of Cabot Corporation since
                                                 1990; Director and Member of the Audit Committee and
                                                 Compensation Committee of LKQ Corporation since
                                                 2003; Lead Director of TJX Companies, Inc. since
                                                 1999; Trustee of the Woods Hole Oceanographic
                                                 Institute since 2003.
------------------------------------------------------------------------------------------------------------------------------------
David H.    P.O. Box 9095  Trustee      2003 to  Consultant with Putnam Investments from 1993 to       23 Funds        None
Walsh       Princeton, NJ               present  2003, and employed in various capacities therewith    42 Portfolios
            08543-9095                           from 1973 to 1992; Director, Massachusetts Audubon
            Age: 64                              Society from 1990 to 1997; Director, The National
                                                 Audubon Society from 1998 to 2005; Director, The
                                                 American Museum of Fly Fishing since 1997.


30      MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006

Officers and Trustees (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Fred G.     P.O. Box 9095  Trustee      1998 to  Managing Director of FGW Associates since 1997; Vice  23 Funds        Watson
Weiss **    Princeton, NJ               present  President, Planning, Investment and Development of    42 Portfolios   Pharmaceuti-
            08543-9095                           Warner Lambert Co. from 1979 to 1997; Director of                     cals, Inc.
            Age: 64                              the Michael J. Fox Foundation for Parkinson's                         (pharma-
                                                 Research since 2000; Director of BTG International                    ceutical
                                                 Plc (a global technology commercialization company)                   company)
                                                 since 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Trustees and the Audit Committee.
====================================================================================================================================
Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President and
            08543-9011     and          and      Treasurer of Princeton Services since 1999 and Director since 2004; Vice President
            Age: 46        Treasurer    1999 to  of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004; Vice present  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert M.   P.O. Box 9011  Vice         1997 to  Managing Director of MLIM since 2000; First Vice President of MLIM from 1998 to
Shearer     Princeton, NJ  President    present  2000; Vice President of MLIM from 1997 to 1998.
            08543-9011
            Age: 51
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 46
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Trust's Officers and Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-637-3863.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

--------------------------------------------------------------------------------
Laurie Simon Hodrick resigned as a Trustee of Merrill Lynch Natural Resources Trust effective May 1, 2006.
--------------------------------------------------------------------------------

Electronic Delivery

The Trust offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


        MERRILL LYNCH NATURAL RESOURCES TRUST           JULY 31, 2006         31

[LOGO] Merrill Lynch Investment Managers www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Trust unless accompanied or preceded by the Trust's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Trust voted proxies relating to securities held in the Trust's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Natural Resources Trust
Box 9011
Princeton, NJ 08543-9011

                                                                  #10303 -- 7/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned as of May 1, 2006), (3) John
         F. O'Brien, (4) David H. Walsh and (5) Fred G. Weiss.

         The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

         Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending July 31, 2006 - $29,000
                                  Fiscal Year Ending July 31, 2005 - $28,000

         (b) Audit-Related Fees - Fiscal Year Ending July 31, 2006 - $0
                                  Fiscal Year Ending July 31, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending July 31, 2006 - $6,000
                                  Fiscal Year Ending July 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending July 31, 2006 - $0
                                  Fiscal Year Ending July 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending July 31, 2006 - $2,186,750
             Fiscal Year Ending July 31, 2005 - $7,926,666

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,409,500, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Natural Resources Trust


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Natural Resources Trust

Date: September 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Natural Resources Trust

Date: September 20, 2006


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Natural Resources Trust

Date: September 20, 2006